Exhibit 99.1

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(in thousands)

	December 31, 2005
	Company Historical (1)	Pro Forma Wafer Test Business (2)	Company Pro Forma for Wafer Test Sale(2)	Sale of Package Test Business (3)	Pro Forma Adjustments		Company Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$84,320	$9,000	$93,320	$—	$14,300	(5)(a)	$107,620
Restricted cash	10,255	—	10,255	—	1,700	(5)(a)	11,955
Short-term investments	7,222	—	7,222	—	—		7,222
Accounts and notes receivable, net	179,520	(6,000)	173,520	(5,849)	—		167,671
Inventories, net	62,926	(6,002)	56,924	(2,265)	—		54,659
Prepaid expenses and other current assets	14,117	—	14,117	—	—		14,117
Deferred income taxes	1,567	—	1,567	—	—		1,567

Total current assets	359,927	(3,002)	356,925	(8,114)	16,000		364,811

Property, plant and equipment, net	44,372	(10,512)	33,860	(2,456)	—		31,404
Goodwill	29,684	—	29,684	—	—		29,684
Other assets	5,835	—	5,835	—	—		5,835

TOTAL ASSETS	$439,818	$(13,514)	$426,304	$(10,570)	$16,000		$431,734

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Current portion of long-term debt	$9,970	$—	$9,970	$—	$—		$9,970
Accounts payable	80,523	(2,445)	78,078	(3,713)	—		74,365
Accrued expenses	32,017	—	32,017	—	—		32,017
Income taxes payable	20,615	—	20,615	—	—		20,615

Total current liabilities	143,125	(2,445)	140,680	(3,713)	—		136,967

Long-term debt	270,000	—	270,000	—	—		270,000
Other liabilities	6,610	—	6,610	—	—		6,610
Deferred income taxes	23,207	—	23,207	—	—		23,207

Total liabilities	442,942	(2,445)	440,497	(3,713)	—		436,784

Commitments and contingencies	—	—	—	—	—		—

Shareholders’ equity (deficit):
Common stock, no par value	221,305	—	221,305	—	—		221,305
Accumulated deficit	(218,692)	(11,069)	(229,761)	—	9,143	(5)(b)	(220,618)
Accumulated other comprehensive loss	(5,737)	—	(5,737)	—	—		(5,737)

Total shareholders’ equity (deficit)	(3,124)	(11,069)	(14,193)	—	9,143		(5,050)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$439,818	$(13,514)	$426,304	$(3,713)	$9,143		$431,734

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Three Months Ended December 31, 2005
	Company Historical (1)	Pro Forma Wafer Test Business (2)	Company Pro Forma for Wafer Test Sale(2)	Sale of Package Test Business (3)	Pro Forma Adjustments		Company Pro Forma Combined
Net revenue	$228,100	$(14,790)	$213,310	$(8,678)	$—		$204,632

Cost of sales	157,223	(11,912)	145,311	(6,142)	—		139,169

Gross profit	70,877	(2,878)	67,999	(2,536)	—		65,463

Selling, general and administrative	27,933	(4,224)	23,709	(3,831)	704	(5)(c)	20,582
Research and development, net	12,179	(2,266)	9,913	(1,245)	—		8,668

Total operating expenses	40,112	(6,490)	33,622	(5,076)	704		29,250

Income from operations	30,765	3,612	34,377	2,540	(704)		36,213

Interest income	712	—	712	—	—		712
Interest expense	(958)	—	(958)	—	—		(958)

Income from operations before income taxes	30,519	3,612	34,131	2,540	(704)		35,967

Provision for income taxes	5,218	32	5,250	99	—		5,349

Net income	$25,301	$3,580	$28,881	$2,441	$(704)		$30,618

Net income per share:
Basic	$0.49						$0.59

Diluted	$0.38						$0.45

Weighted average shares outstanding:
Basic	52,044						52,044
Diluted	68,239						68,239

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Three Months Ended December 31, 2004
	Company Historical (1)	Sale of Wafer Test Business (2)	Company Pro Forma for Wafer Test Sale (2)	Sale of Package Test Business (3)	Pro Forma Adjustments		Company Pro Forma Combined
Net revenue	$116,321	$(14,017)	$102,304	$(8,937)	$—		$93,367

Cost of sales	89,943	(14,574)	75,369	(6,868)	—		68,501

Gross profit	26,378	557	26,935	(2,069)	—		24,866

Selling, general and administrative	22,073	(3,902)	18,171	(2,429)	770	(5)(c)	16,512
Research and development, net	8,878	(1,171)	7,707	(1,120)	—		6,587
Gain on sale of assets	(1,875)	1,497	(378)	—	—		(378)
Amortization of intangible assets	2,194	(1,340)	854	(854)	—		—

Total operating expenses	31,270	(4,916)	26,354	(4,403)	770		22,721

Income (loss) from operations	(4,892)	5,473	581	2,334	(770)		2,145

Interest income	449	—	449	—	—		449
Interest expense	(846)	—	(846)	—	—		(846)

Income (loss) from operations before income taxes	(5,289)	5,473	184	2,334	(770)		1,748

Provision for income taxes	1,902	64	1,966	—	—		1,966

Net loss	$(7,191)	$5,409	$(1,782)	$2,334	$(770)		$(218)

Net loss per share:
Basic	$(0.14)						$(0.00)

Diluted	$(0.14)						$(0.00)

Weighted average shares outstanding:
Basic	51,237						51,237
Diluted	51,237						51,237

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Fiscal Year Ended September 30, 2005
		Sale of	Company	Sale of			Company
	Company	Wafer Test	Pro Forma for Wafer	Package Test	Pro Forma		Pro Forma
	Historical (4)	Business (2)	Test Sale (2)	Business (3)	Adjustments		Combined
Net revenue	$561,274	$(53,854)	$507,420	$(31,878)	$—		$475,542

Cost of sales	419,695	(55,267)	364,428	(24,967)	—		339,461

Gross profit	141,579	1,413	142,992	(6,911)	—		136,081

Selling, general and administrative	94,473	(16,396)	78,077	(11,384)	2,833	(5)(c)	69,526
Research and development	41,025	(6,351)	34,674	(6,179)	—		28,495
Asset impairment	48,820	(29,322)	19,498	(19,498)	—		—
Goodwill impairment	51,756	(31,623)	20,133	(20,133)	—		—
Amortization of intangible assets	6,225	(3,707)	2,518	(2,518)	—		—
Gain on sale of assets	(2,173)	818	(1,355)	(335)	—		(1,690)

Total operating expenses	240,126	(86,581)	153,545	(60,047)	2,833		96,331

Loss from operations	(98,547)	87,994	(10,553)	53,136	(2,833)		39,750

Interest income	2,228	—	2,228	—	—		2,228
Interest expense	(3,806)	—	(3,806)	—	—		(3,806)

Loss from operations before income taxes	(100,125)	87,994	(12,131)	53,136	(2,833)		38,172

Provision for income taxes	3,957	555	4,512	324	—		4,836

Net loss	$(104,082)	$87,439	$(16,643)	$52,812	$(2,833)		$33,336

Net loss per share:
Basic	$(2.02)						$0.65

Diluted	$(2.02)						$0.52

Weighted average shares outstanding:
Basic	51,619						51,619
Diluted	51,619						66,764

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Fiscal Year Ended September 30, 2004
	Company Historical (4)	Sale of Wafer Test Business (2)	Company Pro Forma for Wafer Test Sale (2)	Sale of Package Test Business (3)	Pro Forma Adjustments		Company Pro Forma Combined
Net revenue	$717,811	$(78,283)	$639,528	$(43,594)	$—		$595,934

Cost of sales	486,806	(64,947)	421,859	(30,650)	—		391,209

Gross profit	231,005	(13,336)	217,669	(12,944)	—		204,725

Selling, general and administrative	101,225	(18,039)	83,186	(10,802)	2,753	(5)(c)	75,137
Research and development	34,611	(3,954)	30,657	(2,230)	—		28,427
Resizing	(68)	—	(68)	—	—		(68)
Asset impairment	3,293	(110)	3,183	(3,183)	—		—
Amortization of intangible assets	9,022	(5,911)	3,111	(3,111)	—		—
Gain on sale of assets	(1,023)	—	(1,023)	85	—		(938)

Total operating expenses	147,060	(28,014)	119,046	(19,241)	2,753		102,558

Income from operations	83,945	14,678	98,623	6,297	(2,753)		102,167

Interest income	1,109	—	1,109	—	—		1,109
Interest expense	(10,466)	—	(10,466)	—	—		(10,466)
Charge on extinguishment of debt	(10,510)	—	(10,510)	—	—		(10,510)

Income from continuing operations before income taxes	64,078	14,678	78,756	6,297	(2,753)		82,300
Provision for income taxes	7,386	(291)	7,095	365	—		7,460

Net income from continuing operations	$56,692	$14,969	$71,661	$5,932	$(2,753)		$74,840

Net income per share from continuing operations:
Basic	$1.12						$1.47

Diluted	$0.90						$1.17

Weighted average shares outstanding:
Basic	50,746						50,746
Diluted	68,582						68,582

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Fiscal Year Ended September 30, 2003
	Company Historical (4)	Sale of Wafer Test Business (2)	Company Pro Forma for Wafer Test Sale (2)	Sale of Package Test Business (3)	Pro Forma Adjustments		Company Pro Forma Combined
Net revenue	$477,935	$(62,720)	$415,215	$(42,162)	$—		$373,053

Cost of sales	349,727	(55,060)	294,667	(32,796)	—		261,871

Gross profit	128,208	(7,660)	120,548	(9,366)	—		111,182

Selling, general and administrative	102,327	(14,469)	87,858	(10,408)	1,326	(5)(c)	78,776
Research and development	38,121	(3,188)	34,933	(1,620)	—		33,313
Resizing	(475)	103	(372)	—	—		(372)
Asset impairment	3,629	(1,691)	1,938	(1,407)	—		531
Amortization of intangible assets	9,260	(5,723)	3,537	(3,537)	—		—
Loss on sale of product lines	5,257	—	5,257	—	—		5,257

Total operating expenses	158,119	(24,968)	133,151	(16,972)	1,326		117,505

Loss from operations	(29,911)	17,308	(12,603)	7,606	(1,326)		(6,323)

Interest income	940	—	940	—	—		940
Interest expense	(17,431)	—	(17,431)	—	—		(17,431)

Loss from continuing operations before income taxes	(46,402)	17,308	(29,094)	7,606	(1,326)		(22,814)
Provision for income taxes for continuing operations	7,594	(90)	7,504	43	—		7,547

Net loss from continuing operations	$(53,996)	$17,398	$(36,598)	$7,563	$(1,326)		$(30,361)

Net loss per share:
Basic	$(1.09)						$(0.61)

Diluted	$(1.09)						$(0.61)

Weighted average shares outstanding:
Basic	49,695						49,695
Diluted	49,695						49,695

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)	As reported in K&S’s unaudited financial statements included in Form 10-Q for the period ended December 31, 2005.
(2)	These amounts represent the pro forma effects of the disposition of the wafer test business (which occurred on March 3, 2006). These amounts are presented net of adjustments. Please refer to the 8-K filed on March 9, 2006 for unaudited pro forma financial information that reflects the disposition of our wafer business only.
(3)	Prepared by the Company from its accounting records. The package test business had not historically been managed or reported as a separate business and this financial information is prepared on a “carve-out” basis and reflects an allocation of certain corporate costs (see footnote (5(c)). These allocations have been prepared on a basis considered reasonable by management.
(4)	As reported in K&S’s audited financial statements included in the Company’s annual report on Form 10-K for the year ended September 30, 2005.
(5)	Pro forma adjustments reflect only those adjustments which are directly attributable to the transaction and do not include the impact of contingencies. Pro forma adjustments include the following ($ in thousands):

(a)	To record gross cash proceeds of $17,000, less estimated transaction costs of $1,000 from the sale of the package test business. Amount of $1,700 represents portion of purchase price held in escrow to fund indemnity claims Antares may have under the Purchase Agreement for a period of one year following the March 31, 2006 closing.
(b)	Represents the estimated gain on sale of net assets of $9,143.
(c)	To add back allocated corporate general and administrative expenses, incentive compensation, and stock-based compensation expense that are included in the package test business carve-out amounts that will not be eliminated with the disposal of the business and will continue to be incurred by K&S.